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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 14, 2002



                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


            Florida                                               59-0514290
(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)


5050 Edgewood Court, Jacksonville, Florida                        32254-3699
(Address of principal executive offices)                          (Zip Code)


                                 (904) 783-5000
              (Registrant's telephone number, including area code)



                                    Unchanged
              (Former name, former address and former fiscal year,
                          if changed since last report)

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Item 9.  REGULATION FD DISCLOSURE

     Pursuant to Commission Order No. 4-460, the Chief Executive Officer and Chief Financial Officer of Winn-Dixie Stores, Inc. each delivered to the Commission on August 22, 2002 statements under oath regarding facts and circumstances relating to certain of Winn-Dixie Stores, Inc.'s Exchange Act fillings. The statements are attached hereto as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   August 14, 2002                                  Winn-Dixie Stores, Inc.


                                                   By: /s/ ALLEN R. ROWLAND
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                                                          Allen R. Rowland
                                                           President and
                                                       Chief Executive Officer